UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2023

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	NYSE American LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	NYSE American LLC

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Fourth Amendment to the Business Combination Agreement

As previously announced, on July 28, 2022, Athena Consumer Acquisition Corp., a Delaware corporation (“Athena”), entered into a Business Combination Agreement (as amended by the first, second and third amendment to the business combination agreement, dated as of September 29, 2022, June 29, 2023 and July 18, 2023, respectively, and as may be further, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Athena, Next.e.GO Mobile SE, a German company (“e.GO”), Next.e.GO B.V., a Dutch private limited liability company and a wholly-owned subsidiary of e.GO (“TopCo”), and Time is Now Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of TopCo (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

On August 25, 2023, Athena entered into a fourth amendment to the Business Combination Agreement (the “Fourth Amendment to the Business Combination Agreement”), by and between Athena and e.GO, pursuant to which, among other things, certain terms of the Business Combination Agreement (including with respect to the transaction steps, joint covenants of the parties, and the conditions to the obligations of the parties) were amended to reflect:

●	Warrant Exchange. The Business Combination Agreement previously provided that each outstanding warrant to purchase a share of Athena Class A common stock, par value $0.0001 per share, of Athena (the “Athena Class A Common Stock” and such warrants, the “Athena Warrants”) will be converted into a warrant to purchase a newly issued ordinary share, nominal value €0.12 per share, of TopCo (the “TopCo Share”) on the same contractual terms and conditions as were in effect with respect to each warrant prior to the Business Combination at the closing of the Business Combination (the “Closing”). Pursuant to the Fourth Amendment to the Business Combination Agreement, immediately prior to the Closing, each outstanding Athena Warrant will instead, subject to the approval of warrant holders of Athena, be cancelled and exchanged for 0.175 shares of Class A Common Stock, which will subsequently, in connection with the Closing, be exchanged for newly issued TopCo Shares (the “Warrant Exchange”).

●	Revised Form of Earn-out Agreement. In connection with the proposed Warrant Exchange, Athena and e.GO renegotiated certain terms of the earn-out agreement, which TopCo, Athena and holders of e.GO’s equity securities (the “e.GO Shareholders”) have agreed to enter into prior to the Closing, pursuant to which, among other things, TopCo will issue or cause to be issued to the e.GO Shareholders 30,000,000 Earn-Out Shares at the Closing. 20,000,000 of the Earn-Out Shares will be divided into four equal 5,000,000 share tranches, with each tranche subject to immediate vesting and release of trading and voting restrictions if the trading price per TopCo Share at any point during the trading hours of a trading day is greater than or equal to $12.50, $15.00, $20.00 and $25.00, respectively, for any 20 trading days within any period of 30 consecutive trading days during the five-year period following the Closing. The remaining 10,000,000 of such Earn-Out shares will vest immediately as of the Closing and will be subject to a 12-month lock-up.

The foregoing description of the Fourth Amendment to the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Fourth Amendment to the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

1

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination and the proposed Warrant Exchange, TopCo has filed with the SEC a registration statement on Form F-4 on March 13, 2023 (as amended, the “Registration Statement”), which includes a preliminary proxy statement/prospectus. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Athena will send to its stockholders in connection with the Business Combination. Investors and security holders of Athena are advised to read the preliminary proxy statement/prospectus, and when available, the definitive proxy statement/prospectus in connection with Athena’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of Athena as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 442 5th Avenue, New York, NY, 10018.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Athena, e.GO, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Athena’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Athena’s directors and officers in Athena’s filings with the SEC, and such information and names of e.GO’s directors and executive officers is also in the Registration Statement, which includes the proxy statement of Athena for the Business Combination.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Athena, e.GO, and TopCo’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the level of redemptions by Athena’s public stockholders, the timing of the completion of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Athena, e.GO, and TopCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Athena, e.GO, and TopCo.

2

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Athena or e.GO is not obtained; (iii) failure to realize the anticipated benefits of the proposed Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to e.GO; (v) the outcome of any legal proceedings that may be instituted against Athena and/or e.GO following the announcement of the Business Combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) e.GO’s ability to grow and achieve its business objectives; (ix) the effects of competition on e.GO’s future business; (x) the amount of redemption requests made by Athena’s public stockholders; (xi) the ability of Athena or the combined company to issue equity or equity-linked securities in the future; (xii) the ability of e.GO and Athena to raise interim financing in connection with the Business Combination; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of a sustained outbreak of COVID-19 and (xvi) those factors discussed below under the heading “Risk Factors” and in the documents of Athena filed, or to be filed, with the SEC. Additional risks related to e.GO’s business include, but are not limited to: the market’s willingness to adopt electric vehicles; volatility in demand for vehicles; e.GO’s dependence on the contemplated Business Combination and other external financing to continue its operations; significant challenges as a new entrant in the automotive industry; e.GO’s ability to control capital expenditures and costs; cost increases or disruptions in supply of raw materials, semiconductor chips or other components; breaches in data security; e.GO’s ability to establish, maintain and strengthen its brand; minimal experience in servicing and repairing vehicles; product recalls; failure by joint-venture to meet their contractual commitments; unfavorable changes to the regulatory environment; risks and uncertainties arising from the acquisition of e.GO’s predecessor business and assets following the opening of insolvency proceedings over the predecessor’s assets in July 2020; protection of e.GO’s intellectual property. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither e.GO nor Athena presently know or that e.GO and Athena currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect e.GO’s and Athena’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. e.GO and Athena anticipate that subsequent events and developments will cause e.GO’s and Athena’s assessments to change. However, while e.GO and Athena may elect to update these forward-looking statements at some point in the future, e.GO and Athena specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing e.GO’s and Athena’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Fourth Amendment to the Business Combination Agreement, dated as of August 25, 2023, by and between Athena Consumer Acquisition Corp. and Next.e.GO Mobile SE.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: August 28, 2023

4